OmniAb, Inc. Nasdaq: OABI January 2023 Exhibit 99.1

We caution you that this presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, expected cash runway, business strategy, our expectations regarding the application of, and the rate and degree of market acceptance of, our technology platform and other technologies, our expectations regarding the addressable markets for our technologies, including the growth rate of the markets in which we operate, the timing of the initiation or completion of preclinical studies and clinical trials by our partners, expectations regarding product approvals and potential for future revenue growth, launches by our partners and the timing thereof, and the potential for and timing of receipt of milestones and royalties under our license agreements with partners, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: the anticipated benefits of our separation from Ligand may not be achieved; our future success is dependent on acceptance of our technology platform by new and existing partners, as well as on the eventual development, approval and commercialization of products developed by our partners for which we have no control over the development plan, regulatory strategy or commercialization efforts; biopharmaceutical development is inherently uncertain, risks arising from changes in technology; the competitive environment in the life sciences and biotechnology platform market; our failure to maintain, protect and defend our intellectual property rights; difficulties with performance of third parties we will rely on for our business; regulatory developments in the United States and foreign countries; unstable market and economic conditions may have serious adverse consequences on our business, financial condition and stock price; we may use our capital resources sooner than we expect; and other risks described in our press releases and filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Information regarding partnered products and programs comes from information publicly released by our partners. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about the antibody industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Disclaimer

OmniAb, Inc. ONE OF THE LARGEST GREENFIELDS IN THE PHARMA INDUSTRY >65 partners HAVE ACCESS TO OMNIAB ANTIBODIES >280 Programs and 3 PRODUCT approvals Transgenic animals for fully human and Bispecific antibody Discovery LEADING AND PROVEN TECHNOLOGY INDUSTRY’S ONLY 4-SPECIES PLATFORM $279 Billion Total Addressable Market for Antibodies by 2025 OUR BUSINESS MODEL IS FOCUSED ON Licensing our proprietary DISCOVERY TECHNOLOGY Worldwide WE ARE MEETING A GLOBAL INDUSTRY NEED, POISED FOR GROWTH

Our mission is to enable the rapid development of innovative therapeutics by pushing the frontiers of drug discovery technologies. Mission

5

Antibodies and Industry Demand

HIGHER CLINICAL SUCCESS RATES FOR ANTIBODY MEDICINES DRIVE OUR INDUSTRY'S NEED FOR DISCOVERY TECHNOLOGY

Increasing Antibody Market

- **$279B in antibody sales by 2025** (up from ~$238B in 2022)
- **51 blockbuster antibodies in 2022**
- 5 best-selling antibodies had **~$75B of sales in 2022**

Higher Success Rates

Type of Drug	Clinical Success Rates[1]
Small Molecules	7.5%
Antibodies	**12.1%**

Historical success rates for antibodies are **significantly higher** than small molecules

Acceleration of Regulatory Approvals (FDA and EMA)


70
60
50
40
30
20
10
0
Substantial growth in number of new antibody therapeutics
Pre-2000
2001-2010
2011-2020

Sources:
Clarivate Analytics Cortellis database. Tables of approved mAbs and antibodies in review available at: https://www.antibodysociety.org/resources/approved-antibodies/
(1) Defined as composite success rate of clinical development from Phase I trials to Approval, data from 2011-2020. Source: BIO | QLS Advisors | Informa Feb 2021 Report.

OmniAb

Growth of Partner Programs Progression and Performance in Programs by Stage of Development 21 as of 2016(1) 282 as of 09/30/22 (1)  Estimated at the time of acquisition of OMT, Inc. Substantial progress in all phases, increase in discovery programs expected to feed growth in new clinical programs and future approvals

The OmniAb Platform We leverage our proprietary and differentiated technologies, rather than commoditized industry services that are widely available from CROs or built into big pharma Create Diverse Pools of High-Quality Naturally-Optimized Antibodies Screen Millions of Cells to Find Potential Therapeutic Candidates Further Characterize, Select & Optimize the Right Antibody Create Diverse Antibody Pools Screen Antibody Candidates Identify the Right Antibody Technology offering addresses critical industry needs and is paired with our highly specialized and efficient operations Licenses to our technology platform are structured to align economic and scientific interests with our partners

The OmniAb Technology Offering Technology offering addresses the most critical challenges of antibody discovery Technologies Create Diverse Antibody Pools Screen Antibody Candidates Identify the Right Antibody Create Diverse Pools of High-Quality Naturally-Optimized Antibodies Screen Millions of Cells to Find Potential Therapeutic Candidates Further Characterize, Select & Optimize the Right Antibody Computational Antigen Design & Proprietary Reagents Robust Antibodies for Any Target Bispecific Antibody Generation Cow-inspired Antibodies for Difficult Targets High-Throughput Single Cell Screening Gel Encapsulated Microenvironment (GEM) Single Cell Screening Custom Bioinformatics Next Generation Sequencing (NGS) Hit Expansion Comprehensive Functional Characterization Proprietary Ion Channel Assays

What is Biological Intelligence™? We believe that antibodies generated in vivo are superior to ones from other sources because they are naturally optimized through an iterative process that preferentially selects for antibodies with excellent specificity and developability profiles The ability of the immune system in our engineered transgenic animals to create optimized antibodies for human therapeutics is what we call Biological Intelligence We believe this approach increases the efficiency and probability of success of therapeutic antibody discovery and may help limit the attrition of antibody product candidates in the clinic

The OmniAb Platform We believe generating large and diverse pools of high-quality antibodies increases the likelihood of discovering the antibody with the most desirable therapeutic characteristics Antibodies for Any Target Bispecific Antibody Generation Cow-inspired Antibodies for Difficult Targets Computational Antigen Design & Proprietary Reagents Antibody Generation Technologies Industry’s only 4-species platform A rich heritage of genetic engineering advancements Bispecific and cow-inspired technologies enable next-generation therapeutics 3 approved and 22 active clinical-stage antibodies Carefully designed transgenes for robust response Screen Antibody Candidates Create Diverse Antibody Pools Identify the Right Antibody

11

Rodent Platforms

OmniRat OmniMouse

- Endogenous Ig genes inactivated
- Expression of full human V gene diversity
- Streamlined conversion into fully human molecule


Light chain loci
VL
J
CL
Fully human LC
+
Heavy chain locus
VH
DH
JH
Human V, D, J
Rat constant
VJ C
VDJ C
mRNA
Human Antibody
Easy conversion

Well-validated transgene design utilizes rodent constant regions for robust immune responses from the B-cell repertoire

Geurts et al. ***Science*** 2009
Ménoret et al. ***Eur J Immunol*** 2010
Osborn et al. ***J. Immunol.*** 2013

OmniAb

OmniChicken Powered By Evolution

13

OmniTaur: Ultralong CDRH3s Create Novel Binding Domains

UNIQUE STRUCTURAL FEATURES OF ULTRALONG H3 ANTIBODIES


CDRH3
Human
Cow

- Novel structure may enable targeting epitopes unreachable by standard antibodies
- Long H3 domains can be expressed on human VH framework, or alone as ~5kD Picobodies™


antigen
glycans
Knob
Stalk
CDR H3
VL
VH

Stanfield, et.al. Sci Adv (2020) 6(20): eaba0468.

14

Common Light Chain Platforms for Bispecific Antibodies

STANDARD IgG FORMAT TO DE-RISK DOWNSTREAM DEVELOPMENT†

Bispecifics are a growing area of therapeutics (20% of mAbs in clinic)

~30% of new OmniAb programs seek to use OmniFlic or OmniClic

OmniFlic



Rearranged
IgVK3-15/JK1
JK2-5
IgKC

Rearranged human VK3-15 light chain combined with diversifying heavy chain



OmniClic



IgVK3-15/JK1

"Germlining" human VK3-15 light chain combined with diversifying heavy chain

Simple reformatting from monospecific into bispecific for efficient production



Bispecific IgG



Monospecific IgG

Common light chain for OmniFlic and OmniClic allows interchangeability between the platforms

†The Evolution of Bispecifc Antibodies, Nimish Gera
https://doi.org/10.1080/14712598.2022.2040987

OmniAb

Create Diverse Antibody Pools | Screen Antibody Candidates | Identify the Right Antibody

15

Antibody Repertoires

NUMEROUS OPTIONS AVAILABLE TO ADDRESS DIVERSE PARTNER OBJECTIVES

Host	V genes	Structural and immunological features	Benefits for therapeutics discovery and development
OmniMouse	• Full human V gene diversity • Choice of light chain isotype	• Diverse V gene usage and mixed genetic backgrounds	• Widely accessible and flexible workflows
OmniRat	• Full human V gene diversity • Choice of light chain isotype	• Diverse V gene usage and mixed genetic backgrounds • Distinctive target recognition	• Industry standard • Widely accessible and flexible workflows • Extensive track record
OmniChicken	• Single framework • VH3/VK3 or VH3/VL1	• Evolutionarily divergent host system for robust immune responses	• Diverse and new epitope coverage • High homology targets • Excellent physical properties
OmniFlic	• Full human VH gene diversity with non-diversifying VK3	• Fixed light chain for bispecific applications	• Bispecific applications leveraging standard IgG format
OmniClic	• Single framework • VH3/non-diversifying VK3	• Fixed light chain for bispecific applications	• Diverse epitope coverage • Excellent physical properties • Ease of manufacturing
OmniTaur	• Single framework • VH4/VL1	• Ultralong CDR-H3's for enormous structural diversity	• Access cryptic epitopes • Unique modalities (*Picobodies*™) • Building blocks for multispecific molecules

OmniAb

Screening Platforms Hybridoma Workflow B-cell Workflow Immunization Isolate B-cells Sequence Bioinformatics enrichment optional Single-cell NGS Expression Validation Screen Fusion Technologies enable screening against difficult targets: GPCRs, ion channels and surface antigens Our powerful single B-cell screening technologies, xPloration® and GEM assay, bypass bottlenecks of hybridoma workflows AI-driven multi-parameter screening of tens of millions of cells in hours instead of weeks Screen Antibody Candidates Create Diverse Antibody Pools Identify the Right Antibody

The OmniAb Platform Data from multi-parameter screening and performance assays used in combination with bioinformatics NGS hit expansion to identify variant antibodies with improved characteristics High-throughput epitope binning and kinetics analysis, and target-specific functional assays Proprietary assays for ion channel and transporter targets Our discovery teams are flexibly positioned to work closely with partners to identify the right antibody Screen Antibody Candidates Create Diverse Antibody Pools Identify the Right Antibody

Create Diverse Pools of High-Quality Naturally Optimized Antibodies Screen Millions of Cells to Find Potential Therapeutic Candidates Further Characterize, Select & Optimize the Right Antibody Create Diverse Antibody Pools Screen Antibody Candidates Identify the Right Antibody Ion Channels and Transporters We Have Extensive biological capabilities FOR ion channels and transporters Proprietary cell lines enable high-speed antigen production Cutting-edge assays facilitate high-throughput screens in our GEM and xPloration® platforms Proprietary assays leveraged for discovery and characterization of antibodies Within OmniAb, Inc. are differentiated capabilities for viable target-to-lead delivery for difficult and high-value ion channel and transporter targets

Ion Channels and Transporters Ion channels are key components in a wide variety of biological processes that involve rapid changes in cells Present in all human cells and affect such vital functions as nerve transmission, muscle contraction, cellular secretory processes and fluid movement Have broad therapeutic applicability including metabolic diseases, pain, cancers, infectious diseases, others In the search for novel drugs, ion channels are viewed as high-value targets

Leveraging Biological Intelligence™ with Computational Tools Biological Intelligence Differentiated sources of antibody sequences In silico developability Sequence liability assessment Comparison to clinical antibodies Structure-based calculations Sequence databases and bioinformatics Customized cloud-based antibody sequence databases Large-scale repertoire analysis Model-aided optimization Antibody homology modeling Computational antibody optimization

Antibody Repertoire Source Used ACTIVE Partner PROGRAMS DISTRIBUTION OF ANTIBODY REPERTOIRE SOURCES USED TOGETHER FOR BISPECIFICS SOURCE USAGE 24% 62% 14% + + + Multi-species platform provides partners even more diverse repertoires and new target access Common light chain techs being used for flexibility and bispecific program optionality

Diverse Drug Formats and Modalities PRECLINICAL AND CLINICAL OMNIAB MOLECULES Duobody® (IgG4 exchange) ADAPTIR™ scFv-Fc-scFv IgG IgG-scFv Antibody-Drug Conjugate Fab-Heavy chain (Knob-in-hole) Variety in the formats and modalities used by partners is demonstrating the flexibility of our platform   MODALITIES FORMATS Bispecific (incl. T cell engager) 37%

Select OmniAb Partners >65 companies currently have access to omniab ANTIBODIES

Key Performance Indicators Strong annual growth in key performance indicators continues Active Partners:(1) >30% CAGR 2014 through 2021 Active Programs:(2) >25% CAGR 2016 through 2021 Metrics as of 9/30/22 position our business for strong growth Technology and business model are highly scalable Represents the unique number of partners with whom we have active license agreements or who have an active program. Represents programs for which an antigen is introduced into our animals and remains so as long as the program is actively being developed or commercialized. * Active Programs not tracked prior to acquisition of Open Monoclonal Technology, Inc. in January 2016. Number of Active Programs Number of Active Clinical Programs and Approved Products * *

25

Intellectual Property Advantage

PARTNERS FILING PATENTS ON OMNIAB-DERIVED ANTIBODIES CAN CREATE DIVERSE AND DURABLE ROYALTY STREAMS AND A LENGTHY IP TAIL

Over 300 patents issued worldwide

- We maintain a broad intellectual property estate with multiple long duration patent families covering each major element of our technology platform
- Licenses are structured so that royalties are linked to the patents for the antibodies discovered with OmniAb, thereby creating a lengthy coverage tail

Antibody Patent Applications Filed by Partners


70
60
50
40
30
20
10
0
2014
2015
2016
2017
2018
2019
2020
2021

>65 patent filings by our partners claiming an OmniAb-derived antibody as primary invention, with expiries up to 2041

Patents include: WO2015167293A1, WO2017020291A1, WO2017024515A1, WO2017024146A1, WO2017031104A1, WO2017053748A2, WO2017059196A2, WO2017059243A2, WO2017079121A2, WO2017178493A1, WO2017192567A1, WO2017223111A1, WO2018054241A1, US20180105600A1, WO2018057802 A1, WO2018069500A2, WO2018091661A1, WO2018095932A1, WO2018119016A1, WO2018119246A1, WO2018162749A1, WO2019094265A1, WO2019158645A1, WO2019164891A1, WO2019165982A1, WO2019179391A1, WO2019179422A1, WO2019196868A1, WO2019202041A1, WO2019214624A1, WO2019220368A1, WO2019224711A2, WO2019224713A2, WO2019224717A2, WO2020028479A1, WO2020093023A1, WO2020093024A2, WO20200970099A1, WO2020119719A1, WO2021194481A1, WO2020206251A1, WO2020202097A1, US10968280B2, WO2021019386A1 ,WO2021030488A1, WO2021044005A1, WO2021059075A1, WO2021078219A1, WO2021092196A9, WO2021089704A1, WO2021093764A1, WO2021093849A1, WO2021101975A1, WO2021102173A1, WO2021140222A1, WO2021154761A1, WO2021156326A1, WO2021171257A1, WO2021181366A1, WO2021185934A1, WO2021205361A1, WO2021209495A1, US20210363273A1, WO2022024024A2, WO2022048883A1 ,WO2022037662A1, WO2022121966A1

OmniAb

Business Model Our agreements are structured to align economic and scientific interests with our partners License partnerships designed to include: Upfront and collaboration/access fees Milestones Royalties on commercial sales

Illustrative Antibody Deal Structure Year 0 5 10 15 20 25 Collaboration/ Access Fees: ~$1M - $2M Potential IP Extension Notes: Deal Economics have evolved over time.  Unique deal structures may also be used (e.g., equity stakes, risk-sharing, buy-in options, etc.).            Not representative of Icagen Ion Channel Technology deal structures. Clinical & Regulatory Milestones: ~$10M - $20M Royalties: ~Low Single Digits Profile A Profile B Year 0 5 10 15 20 25 Collaboration/ Access Fees: ~$100k - $500k Potential IP Extension Clinical & Regulatory Milestones: ~$5M - $15M Royalties: ~Mid Single Digits

Published Probability of Success and Timelines for Antibodies Probability of Success (1) Cumulative from Program Start Cumulative from Clinical Start Time Range in Stage Discovery 100.0%  100.0% ~4 Years Preclinical 51.0%  51.0% Phase 1 69.0%  35.2% 100.0% Phase 2 54.7%  19.2% 54.7% ~5 - 8 Years Phase 3 34.1%  6.6% 18.7% NDA 68.1%  4.5% 12.7% ~1 Year Marketed 95.4%  4.3% 12.1% (1) Source: 2011-2020 Clinical Success Rates, BIO|QLS Advisors|Informa Feb 2021 Report

Building Blocks of Value Novel Platform Technologies Collaboration Revenue Royalties from Approved Products Milestones from Pre-Clinical and Clinical Progress New Partnership Deals (13 New Licenses signed in 2022)

Proforma Revenue & Operating Expense

Cash Position Provides Long Operational Runway ($ millions) 12/31/22 Cash Balance* ~ $88 Teclistamab/TECVAYLI First Commercial Sale Milestones Received in January 2023 $35 Proforma Cash Position ~ $123 * Includes cash, cash equivalents and marketable securities Business is close to break-even cash flow Recent transaction and milestone Payments provide sufficient capital to fund operations for foreseeable future

Share Information Ligand shareholders received 0.75842 earnout shares for every Ligand share owned 50% of the earnout shares vest at $12.50, 50% vest at $15.00 Stock must trade for 20 out of 30 consecutive trading days at each respective level for vesting to occur 5-year life Earnout Share Summary AT TIME OF SPLIT – NOVEMBER 2022

33

Management



Matt Foehr
Chief Executive Officer
Board Member Viking Therapeutics
Former Exec at Ligand Pharmaceuticals, GlaxoSmithKline, Stiefel Labs, Connetics Corp.



Kurt Gustafson
Chief Financial Officer
Board Member Xencor, Inc
Former CFO/Exec at Spectrum Pharmaceuticals, Halozyme Therapeutics, Amgen



Charles Berkman
Chief Legal Officer
Former General Counsel at Ligand Pharmaceuticals, Attorney at Baker & McKenzie, Lyon & Lyon



Bill Harriman, PhD
SVP, Antibody Discovery
Co-Founder/CSO, Crystal Bioscience
Trellis, Roche, Abgenix
UCSF-Immunology, Haas MBA



Christel Iffland, PhD
SVP, Antibody Technologies
Former Associate Director at Merck KGaA / EMD Serono
Co-inventor of Avelumab
Dana Farber, Albert Einstein College



Marie-Cecile Van De Lavoir, PhD, DVM
SVP, Technical Operations & Genetics
Co-Founder/COO, Crystal Bioscience
Origen Therapeutics, Inventor Germ Cell Technology Fulbright Scholar,
UCSF, Utrecht, Guelph, Cornell



Doug Krafte, PhD
SVP, Ion Channels
Former Exec at Icagen Inc., Pfizer Pain & Sensory Disorders, Boehringer Ingelheim, Aurora Biosciences
Univ. Rochester, Vanderbilt

Board of Directors



Carolyn Bertozzi, PhD
Professor of Humanities & Sciences
Stanford University
Investigator HHMRI
2022 Nobel Laureate
Board Member Alnylam
Former Board Member Eli Lilly,
Founder of multiple companies
Nom/Gov



Sarah Boyce
CEO, Avidity
Former Akcea Therapeutics, Ionis Pharmaceuticals, Forest Labs
HC&C Chair



Jennifer Cochran, PhD
Professor of Bioengineering
Stanford University
Founder of multiple companies, including xCella Biosciences
Nom/Gov Chair, AC



John Higgins
OmniAb, Inc. Board Chair
CEO and Board Member, Ligand Pharmaceuticals
Former CFO, Connetics Corp.
Board Member Bio-Techne
HC&C



Sunil Patel
Public & Private Biotech Executive
Former Abgenix, Gilead, BiPar and OncoMed
AC Chair, HC&C



Josh Tamaroff
Partner, Avista Capital Partners
Barclays Capital
Lehman Brothers
AC, Nom/Gov



Matt Foehr
Chief Executive Officer
Board Member Viking Therapeutics
Former Exec at Ligand Pharmaceuticals, GlaxoSmithKline, Stiefel Labs, Connetics Corp.

OmniAb

Intelligent expansion of our technology platform is informed by deep relationships with our broad base of partners

Our Key Areas of Focus Going Forward We believe we are Well-positioned for future growth while WE MAKE an enduring and significant impact on the industry and global human health Community: Lead with integrity and responsibility Investors: Superior business execution to create value We LEVERAGE A Highly scalable business where investments in TECHNOLOGIES and innovation are informed by DISCOVERY relationships with our partners Partnered Pipeline Development, Expansion and Advancement Expanding the Reach of our Platform Continued Workflow Versatility Initiatives New Technology Development Incl. new animal and computational innovations A focus on key stakeholders IS at our foundation Team: Strong culture; hire, develop, motivate the best Partners: Focus on customer service and future needs

For more information, please visit www.omniab.com

37

OmniAb's History

CUTTING-EDGE PLATFORM BUILT FROM >15 YEARS OF INVESTMENT AND STRATEGIC ACQUISITIONS



2008
2016
2017
2018
2019
2020
OMT, Inc. Founded
Acquired OMT
OmniRat
OmniMouse
OmniFlic
Acquired Crystal Bioscience
OmniChicken
Acquired Ab Initio (Computationally-Powered Antigen Design)
Acquired Icagen
ICAGEN
ION CHANNEL TECHNOLOGY
Acquired xCella
xPloration
Acquired Taurus
OmniTaur
Development of OmniRat/OmniFlic/OmniMouse & 16 partnerships signed
Intelligent Expansion, Internal Investment and R&D

- *Next-generation animals (Bispecifics, Heavy-Chain, etc.)*
- *Expanded state-of-the-art labs and facilities and added capacity*
- *AI-powered single-cell microcapillary and in silico platform expansion*

Strategically built tech platform to optimally harness the power of *Biological Intelligence™*

OmniAb

38

Approved and Clinical-Stage Partner Pipeline as of 9/30/22

NOW WITH THREE APPROVED PRODUCTS AND 22 ACTIVE CLINICAL-STAGE ANTIBODIES

Partner	Program	Source Animal	Therapy Area	Target	Preclinical	Phase 1	Phase 2	Phase 3	Registration	Approved
gloria / ARCUS	Zimberelimab	OmniRat	Oncology	PD-1						
基石药业 CStone	Sugemalimab	OmniRat	Oncology	PD-L1						
Janssen	Teclistamab	OmniRat	Oncology	BCMA x CD3						
Genentech*	Tiragolumab	OmniRat	Oncology	TIGIT						
HANALL / HARBOUR BIOMED / IMMUNOVANT	Batoclimab	OmniRat	Immunology	FcRn						
Genmab	GEN1046	OmniRat	Oncology	PD-L1 x 4-1BB						
Merck	M6223	OmniRat	Oncology	TIGIT						
Aptevo	APVO436	OmniMouse	Oncology	CD123 x CD3						
Janssen	JNJ-67371244	OmniMouse	Oncology	CD33 x CD3						
Janssen	JNJ-70218902	OmniRat	Oncology	Undisclosed						
Janssen	JNJ-78306358	OmniRat	Oncology	HLA-G x CD3						
Genmab	GEN1047	OmniRat	Oncology	B7H4 x CD3						
symphogen	S095017	OmniRat	Oncology	LAG-3						
symphogen	S095018	OmniRat	Oncology	TIM-3						
symphogen	S095024	OmniRat	Oncology	CD73						
symphogen	S095029	OmniRat	Oncology	NKG2A						
abbvie†	TNB-383B	OmniFlic	Oncology	BCMA x CD3						
AstraZeneca†	TNB-486	OmniFlic	Oncology	CD19 x CD3						
AMGEN†	AMG 340	OmniFlic	Oncology	PSMA x CD3						
SalubrisBio	SAL003	OmniRat	Metabolic	PCSK9						
CURON	CN1	OmniRat	Oncology	Undisclosed						
Zhilkang Hongyi	Undisclosed	OmniRat	Oncology	Undisclosed						
Boehringer Ingelheim	Undisclosed	OmniChicken	Undisclosed	Undisclosed						
Undisclosed	Undisclosed	OmniRat	Gastrointestinal	Undisclosed						
Merck	M9140	OmniRat	Oncology	CEACAM-5						

Animal launch year: OmniRat 2012; OmniMouse 2014; OmniFlic 2014; OmniChicken 2016; OmniClic 2019; OmniTaur 2020

Notes: Most advanced status for each program shown. Zimberelimab and Sugemalimab are approved and marketed in China. Teclistamab is approved and marketed in the US and EU with $35M launch milestones paid.

* Indicates program with fully paid license from OMT, Inc. prior to acquisition.

† Programs discovered by Teneobio under a fully paid license. Future programs discovered under license agreement are subject to downstream economics.

OmniAb